UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2006

(Date of earliest event reported)

Access Integrated Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Item 1.01.    Entry into a Material Definitive Agreement

On November 2, 2006, Christie/AIX, Inc. (“Christie/AIX”), an indirect wholly-owned subsidiary of Access Integrated Technologies, Inc. (the “AccessIT”), entered into a letter agreement (the “Second Letter Agreement”) with Christie Digital Systems USA, Inc. (“Christie”) further amending a certain Amended and Restated Supply Agreement, dated September 30, 2005, by and between Christie/AIX and Christie (the “Amended Supply Agreement”), as amended by the letter agreement dated as of February 21, 2006 between Christie/AIX and Christie (the “First Letter Agreement”, and together with the Amended Supply Agreement, the “Supply Agreement”).

The Second Letter Agreement and the Supply Agreement relate to, and detail certain terms of, the Digital Cinema Framework Agreement, dated June 15, 2005, between AccessIT, Access Digital Media, Inc. (“ADM”), a wholly-owned subsidiary of AccessIT and parent of Christie/AIX, Christie/AIX and Christie, as amended (the “Framework Agreement”). In partial satisfaction of the terms of the Framework Agreement, Christie/AIX and Christie entered into the Supply Agreement.

Pursuant to the Supply Agreement, Christie/AIX agreed to purchase 2,500 digital cinema systems (the “Systems”), and up to 4000 Systems, from Christie. The First Letter Agreement amended the Agreement to revise certain terms relating to pricing of the Systems and the Second Letter Agreement further amended the terms relating to pricing of the Systems.

The foregoing descriptions of the Agreement, the First Letter Agreement and the Second Letter Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, which are filed herewith as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively.

Item 9.01.    Financial Statements and Exhibits.

       (c)            Exhibits.

10.1	Amended and Restated Digital System Supply Agreement, dated September 30, 2005, by and between Christie Digital Systems USA, Inc. and Christie/AIX, Inc.
10.2	Letter Agreement amending the Amended and Restated Digital System Supply Agreement, dated as of February 21, 2006, by and between Christie Digital Systems USA, Inc. and Christie/AIX, Inc.
10.3	Letter Agreement amending the Amended and Restated Digital System Supply Agreement, entered into on November 2, 2006, by and between Christie Digital Systems USA, Inc. and Christie/AIX, Inc.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of November 8, 2006

By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Title: Senior Vice President — Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

10.1	Amended and Restated Digital System Supply Agreement, dated September 30, 2005, by and between Christie Digital Systems USA, Inc. and Christie/AIX, Inc.
10.2	Letter Agreement amending the Amended and Restated Digital System Supply Agreement, dated as of February 21, 2006, by and between Christie Digital Systems USA, Inc. and Christie/AIX, Inc.
10.3	Letter Agreement amending the Amended and Restated Digital System Supply Agreement, entered into on November 2, 2006, by and between Christie Digital Systems USA, Inc. and Christie/AIX, Inc.